UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

KIMCO REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 30, 2019.

KIMCO REALTY CORPORATION KIMCO REALTY CORPORATION 3333 NEW HYDE PARK ROAD, STE 100 NEW HYDE PARK, NY 11042
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 5, 2019
Date: April 30, 2019 Time: 10:00 a.m., Local Time
Location:	Grand Hyatt New York
109 E. 42nd Street
New York, NY 10017

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2019 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. If you received your proxy materials by mail, you should have received a proxy card enclosed with the Proxy Statement. Stockholders can vote in person at the Meeting or by authorizing a proxy. There are three ways to authorize a proxy to vote the shares:

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔ xxxx xxxx xxxx xxxx  (located on the following page) available and follow the instructions. Stockholders can authorize a proxy over the Internet at www.proxyvote.com by following the instructions on the enclosed proxy card or Notice of Internet Availability. Internet authorization methods for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (local time) on April 29, 2019.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions (see above).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. If you received your proxy materials by mail, you can authorize a proxy by mail by signing, dating and mailing the enclosed proxy card.

Voting Items

The Board of Directors recommends you vote FOR the election of all of the following nominees:

1.	-	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:
		1a.	Milton Cooper
		1b.	Philip E. Coviello
		1c.	Conor C. Flynn
		1d.	Frank Lourenso
		1e.	Colombe M. Nicholas
		1f.	Mary Hogan Preusse
		1g.	Valerie Richardson
		1h.	Richard B. Saltzman

The Board of Directors recommends you vote FOR the following proposals:
2.	-	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR THE ADVISORY RESOLUTION TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION (AS MORE PARTICULARLY DESCRIBED IN THE PROXY STATEMENT).
3.	-

THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019 (AS MORE PARTICULARLY DESCRIBED IN THE PROXY STATEMENT).

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.